Exhibit 10.10.2


                         ADDENDUM II TO LEASE AGREEMENT

                                  July 1, 1997

WHEREAS: Sedona GeoServices, Inc. ("Tenant"), entered into a Lease Agreement with Lewis Road Associates, a Pennsylvania Partnership, ("Landlord"), dated July 1, 1996.

WHEREAS: The existing Lease Agreement comprises 2793 square feet, labeled suite #220 plus 3,734 square feet on the southwest corner of the second floor, labeled suite #210.

WHEREAS: The Tenant is desirous of leasing additional office space in the building on the Southeast corner of the second floor comprising of 5091 square feet labeled suite #250.

WHEREAS: The rent for the additional space shall be $15.00 for the period 7/1/97 - 6/30/98, which is the same rate as stated in the original lease agreement.

WHEREAS: The second full year lease term will continue at $15.00 per square foot, which includes both Base Rent and Common Area Costs for the period 7/1/98 - 9/30/99(which expires at the same date as the original lease agreement). When multiplied by the square feet of space will yield a monthly rental rate of $6,363.75.


THEREFORE: Intending to be legally bound, Tenant and Landlord agree to the above terms and conditions. All rights contained in the Original Lease Agreement will apply to this Addendum and its related space.

           The Landlord is including a $5,000 fit out allowance to the Tenant which may be used towards the space refurbishment or may be used as a deduction off of the first months rental.


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Addendum to Lease
July 1, 1997
Page Two

/S/ Julie E. Evans               /S/ Gregory A. Dinnocenti
------------------               ----------------------------------------
WITNESS                          LANDLORD
                                 GREGORY A. DINNOCENTI

/S/ Shirley Miller               /S/ L.L. Osterwise for AE Trolio 6/19/97
------------------               ----------------------------------------
WITNESS                          TENANT
                                 ANDREW E. TROLIO
                                 SEDONA-GEOSERVICES, INC.